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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Laura Woodward, Chief Compliance Officer and Vice President of Fund Administration 100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2019 to September 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA LIFE SCIENCES INVESTORS

Annual Report

  2  0  2  0

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website, teklacap.com., and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call Computershare at 1-800-426-5523 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

TEKLA LIFE SCIENCES INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA LIFE SCIENCES INVESTORS

Dear Shareholders,

We are definitely living in interesting times. In fact, I don't know how much more "interesting" things can get. We are in the middle of a global pandemic the likes of which we have not seen in a hundred years. Globally, more than one hundred and sixty million people are estimated to have been infected by the Covid-causing coronavirus. More than 1,295,185 people have succumbed to this epidemic, including more than 242,435 Americans. From April through June 2020, U.S. GDP had decreased by an annualized 32.9% while record unemployment claims were recorded. It is doubtful that these occurrences could have been imagined just a handful of months beforehand. Nor could the associated lockdowns and work from home activities be contemplated, at least by us. The personal, professional and commercial toll of this pandemic across many sectors has had a great impact on the U.S. economy and will be felt for a long, long time. Among others, the entertainment, accommodation, food service and travel sectors have been particularly hard hit and may never be the same again. It has been suggested by McKinsey and others that the most hard-hit sectors could take more than five years to fully recover.

Real GDP: Percent change from preceding quarter

Amidst this broadly distressing situation, there are some sectors and parts of the economy that are doing well. The stock market has rebounded nicely in general, and the sectors described above notwithstanding, the economy is making a comeback. GDP was up an annualized 30% by the third quarter of 2020. The healthcare sector, in particular, has retraced its losses nicely. This sector's prospects appear promising to us and others. McKinsey, for example, predicts that healthcare will be among the fastest to return to pre-Covid levels. Separately, we are encouraged by the third quarter public company reports we have seen to date.

Real GDP: Percent change from preceding quarter

Our optimism is not without some caution. We recognize that healthcare faces headwinds but feel that there are more factors favoring the sector than opposing it. The challenges have been well chronicled: a key issue is that drug prices at the individual and system level are perceived to be too high and both political parties have expressed strong interest in decreasing drug costs. We quarrel with this characterization and have cited studies that demonstrate the opposite view, but we accept that it is the prevailing lay opinion.

We counter this view with several encouraging points. As a practical matter, we do not think that the near-term legislative emphasis will be on reducing drug prices. Irrespective of which party ultimately succeeds in the elections, we believe that the focus for some time to come will be on stimulus and on helping the individuals, industries and sectors that have been damaged by the pandemic, not on decreasing drug prices. In the meantime, we think the drug and biotech sectors will be able to show that their products are well worth what they cost in terms of sparing productivity losses, morbidity and mortality.

More importantly, we are encouraged by the continued financial, scientific, clinical, regulatory and commercial progress the healthcare sector has demonstrated in 2020. According to CBInsights, the third quarter of 2020 set a record for global healthcare investment, in terms of both deals completed and dollars raised. There have been numerous scientific and clinical accomplishment in 2020. As an example, note that since the Covid epidemic began earlier this year, a host of healthcare/biotech companies have initiated the development of testing, vaccine and therapeutic products aimed at the Covid virus. At least four companies are nearing completion of pivotal clinical trials to evaluate Covid vaccines. One company has reported encouraging early results. The industry seems poised to have multiple tests, vaccines and therapeutic modalities approved for assessing, treating and preventing or lessening the severity of the Covid virus within a year of the initially reported U.S. coronavirus cases. More generally, despite the challenges presented by the Covid epidemic, the industry has submitted, and FDA has approved more than 40 new drug entities/uses in 2020. These developments are the basis for optimism about the sector.

Furthermore, we think a substantial case can be made for optimism about the future of investing in healthcare. Some subsectors such as medtech are already back to or near pre-Covid sales levels and others are heading in a similar direction. The IPO and secondary markets, drivers for both future growth and sentiment, have been strong. And the healthcare stock market itself, particularly the biotech sector, has been competitive. In aggregate, these positives make us optimistic.

Given the proximity to the U.S. election and its potential impact on and importance to the healthcare sector, we think some commentary is appropriate. At the moment (mid November 2020), it seems most likely that Mr. Biden will be elected as U.S. President and the Republican party will maintain a majority in the the U.S Senate. These results would produce a "split" government. In our view, while the outcome is hypercritical to many individuals for many reasons, we think that healthcare will be all right irrespective of the actual election outcome be it a split government or even a (Democratic) sweep. The healthcare industry is a key to addressing the Covid pandemic and to our "return to normal," and, as such, is more a part of the solution to what ails us rather than part of the problem. The sector is innovation focused and few are opposed to innovation. And, of course, the sector's main goal is to produce products that improve quality of life and reduce morbidity and mortality. And for what it is worth, many of the largest and most well-known pharma and biotech companies are cheap, trading at a discount to the broad market.

As always, we thank you for your consideration of the Tekla Funds. Please call our distribution partner Destra Capital Advisors LLC or us if you have any questions.

Be well,

Daniel R. Omstead
President and Portfolio Manager

TEKLA LIFE SCIENCES INVESTORS

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of Life Sciences companies.

Description of the Fund

Tekla Life Sciences Investors ("HQL") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQL. HQL primarily invests in the life sciences industries and will emphasize the smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/20

Market Price[1]	$17.58
NAV[2]	$20.25
Premium/(Discount)	-13.19%
Average 30 Day Volume	73,012
Net Assets	$483,570,376
Ticker	HQL
NAV Ticker	XHQLX
Commencement of Operations Date	5/8/92
Fiscal Year to Date Distributions Per Share	$1.47

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/20

Sector Diversification as of 9/30/20

This data is subject to change on a daily basis.

TEKLA LIFE SCIENCES INVESTORS

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2020

Issuer – Sector	% of Net Assets
Amgen, Inc. – Biotechnology	8.8%
Vertex Pharmaceuticals, Inc. – Biotechnology	7.5%
Regeneron Pharmaceuticals, Inc. – Biotechnology	6.8%
Gilead Sciences, Inc. – Biotechnology	5.8%
Seagen, Inc. – Biotechnology	4.6%
Illumina, Inc. – Life Sciences Tools & Services	4.6%
Biogen, Inc. – Biotechnology	2.9%
Horizon Therapeutics plc – Pharmaceuticals	2.7%
Moderna, Inc. – Biotechnology	2.4%
Immunomedics, Inc. – Pharmaceuticals	2.3%
BioMarin Pharmaceutical, Inc. – Biotechnology	2.1%
Alnylam Pharmaceuticals, Inc. – Biotechnology	2.1%
Alexion Pharmaceuticals, Inc. – Biotechnology	2.0%
Sarepta Therapeutics, Inc. – Biotechnology	1.9%
Exelixis, Inc. – Biotechnology	1.5%
Argenx SE – Biotechnology	1.5%
Ascendis Pharma A/S – Biotechnology	1.4%
Arena Pharmaceuticals, Inc. – Biotechnology	1.1%
Blueprint Medicines Corp. – Biotechnology	1.1%
NovoCure Ltd. – Health Care Equipment & Supplies	1.0%

Portfolio Highlights as of September 30, 2020

Among other investments, Tekla Life Sciences Investors' performance benefitted in the past year by the following:

Immunomedics, Inc. (IMMU) was an oncology-focused company recently acquired by Gilead Sciences, Inc. for $21 billion. The company successfully advanced their drug Trodelvy through the clinic and onto the market, with launch revenues exceeding expectations. The Fund was overweight the stock into the acquisition.

Horizon Therapeutics plc (HZNP) is a specialty pharmaceuticals company transitioning to a focused orphan disease business model centered around two key products, one for gout and the other for thyroid disease. As the Company has executed well from pipeline development to commercial sales, the stock has performed strongly as we have been overweight the stock.

TEKLA LIFE SCIENCES INVESTORS

Novavax, Inc. (NVAX) is a vaccine developer with a novel recombinant platform. Based on strong immune stimulation activity with early clinical data, the company's stock has performed strongly while we were overweight in the Fund.

Among other examples, Tekla Life Sciences Investors' performance was negatively impacted by the following investments:

Moderna, Inc. (MRNA) is a vaccine company based on a new therapeutic modality, messenger RNA. The company has multiple programs in the clinic, most notably a recent vaccine candidate targeting the COVID-19 virus. The Fund owned Moderna but was underweight during its recent runup.

Forty Seven, Inc. (FTSV) was an immune-oncology company recently acquired by Gilead for $4.9 billion based on stronger than expected data in certain subtypes of leukemias. The Fund was underweight FTSV during this reporting period.

Momenta Pharmaceuticals, Inc. (MNTA) was a immunology company recently acquired by Johnson & Johnson for $6.5 billion. The company's lead asset, nipocalimab, is an anti-FcRn antibody being developed for various autoimmune indications. The Fund was underweight Momenta during this reporting period.

Fund Performance

HQL is a closed-end fund which invests predominantly in life science companies. Subject to regular consideration, the Trustees of HQL have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all life science subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQL has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech

TEKLA LIFE SCIENCES INVESTORS

assets, including both public and pre-public, often representing 65-80% of net assets.

There is no commonly published index which matches the investment strategy of HQL. The S&P Composite 1500® Health Care Index* ("S15HLTH") consists of more than 170 companies representing most or all of the healthcare subsectors in which HQL typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* ("NBI"), which contains approximately 200 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the S&P 500® Index* ("SPX"), is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQL generally invests in a combination of large-cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQL targets biotechnology exposure below that of the NBI and a higher biotechnology exposure than that of the S15HLTH. We note that in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

TEKLA LIFE SCIENCES INVESTORS

10 Year Performance Ending September 30, 2020

Fund Performance for the Period Ending September 30, 2020

Period	HQL NAV	HQL MKT	NBI	S15HLTH	SPX
6 month	23.54	22.36	25.86	20.75	31.31
1 year	34.00	27.50	36.90	20.12	15.14
5 year	6.91	4.83	6.62	12.15	14.14
10 year	15.95	16.43	17.36	15.68	13.73

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 4.2% of Net Assets	VALUE
	Biotechnology - 3.3%
140,000	Amphivena Therapeutics, Inc. Series B, 6.00%	$2,100,000
225,416	Amphivena Therapeutics, Inc. Series C, 6.00%	808,848
848,333	Arkuda Therapeutics, Inc. Series A, 6.00%	2,018,184
398,616	Decipher Biosciences, Inc. Series II, 8.00%	865,395
396,284	Decipher Biosciences, Inc. Series III, 8.00%	860,333
30,646	Decipher Biosciences, Inc. Series IV, 8.00%	66,532
62,205	Dynacure Series C (c)	1,547,622
41,470	Dynacure Series C Warrants (expiration 04/21/25 exercise price $24.88) (c)	0
645,834	Hotspot Therapeutics, Inc. Series B, 6.00%	1,550,002
3,229,167	Invetx, Inc. Series A	1,550,000
117,704	Oculis SA, Series B2, 6.00% (c)	1,064,007
1,153,847	Rainier Therapeutics, Inc. Series A, 6.00%	115
668,449	Rainier Therapeutics, Inc. Series B, 6.00%	67
2,229,766	Rallybio Holdings, LLC Series B	3,100,044
345,010	Vectivbio Holding AG Series A2, 6.00%	397,106
		15,928,255
	Health Care Equipment & Supplies - 0.3%
362,887	IO Light Holdings, Inc. Series A2	1,397,369
	Pharmaceuticals - 0.6%
2,719,854	Curasen Therapeutics, Inc. Series A	2,999,999
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $21,932,281)	20,325,623
PRINCIPAL AMOUNT	CONVERTIBLE NOTES (Restricted) (a) (b) - 0.1% of Net Assets
	Biotechnology - 0.1%
$652,728	Rainier Therapeutics, Inc. Promissory Notes, 8.00% due 12/31/20	295,378
	TOTAL CONVERTIBLE NOTES (Cost $652,736)	295,378

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

SHARES	COMMON STOCKS AND WARRANTS - 92.9% of Net Assets	VALUE
	Biotechnology - 70.6%
52,739	AC Immune SA (a) (c)	$257,366
86,352	ACADIA Pharmaceuticals, Inc. (a)	3,562,020
85,352	Alexion Pharmaceuticals, Inc. (a)	9,766,829
60,092	Alkermes plc (a)	995,724
22,188	Allakos, Inc. (a)	1,807,213
68,432	Alnylam Pharmaceuticals, Inc. (a)	9,963,699
291,970	Amarin Corp. plc (a) (d)	1,229,194
167,890	Amgen, Inc.	42,670,922
149,195	Amicus Therapeutics, Inc. (a)	2,106,633
102,111	Apellis Pharmaceuticals, Inc. (a)	3,080,689
32,461	ARCA biopharma, Inc. (a)	143,478
18,027	ARCA biopharma, Inc. Warrants (expiration 06/11/22, exercise price $1.10) (a) (b)	21,993
289,336	Ardelyx, Inc. (a)	1,519,014
70,634	Arena Pharmaceuticals, Inc. (a)	5,282,717
27,928	Argenx SE (a) (d)	7,331,659
33,666	Arrowhead Pharmaceuticals, Inc. (a)	1,449,658
44,892	Ascendis Pharma A/S (a) (d)	6,927,733
48,919	Atreca, Inc. (a)	683,398
6,000	Bellicum Pharmaceuticals, Inc. (a)	39,420
49,374	Biogen, Inc. (a)	14,006,416
10,482	Biohaven Pharmaceutical Holding Co., Ltd. (a)	681,435
131,095	BioMarin Pharmaceutical, Inc. (a)	9,973,708
13,679	BioNTech SE (a) (d)	946,997
33,924	bluebird bio, Inc. (a)	1,830,200
56,543	Blueprint Medicines Corp. (a)	5,241,536
47,437	Cellectis S.A. (a) (d)	877,585
53,779	ChemoCentryx, Inc. (a)	2,947,089
345,879	Cogent Biosciences, Inc. (a)	809,357
76,742	Coherus BioSciences, Inc. (a)	1,407,448
154,310	Corbus Pharmaceuticals Holdings, Inc. (a)	277,758
23,648	CRISPR Therapeutics AG (a) (c)	1,977,919
32,636	CymaBay Therapeutics, Inc. (a)	236,285
19,036	Deciphera Pharmaceuticals, Inc. (a)	976,547
21,531	Dicerna Pharmaceuticals, Inc. (a)	387,343
6,118	Eidos Therapeutics, Inc. (a)	309,143
14,732	Esperion Therapeutics, Inc. (a)	547,588
300,480	Exelixis, Inc. (a)	7,346,736
97,218	Fate Therapeutics, Inc. (a)	3,885,803
67,921	FibroGen, Inc. (a)	2,792,912
145,858	Galera Therapeutics, Inc. (a)	1,318,556
29,963	Genmab A/S (a) (d)	1,096,945

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

SHARES	Biotechnology - continued	VALUE
444,023	Gilead Sciences, Inc. (e)	$28,057,813
27,069	Global Blood Therapeutics, Inc. (a)	1,492,585
33,366	Harpoon Therapeutics, Inc. (a)	566,888
11,056	Incyte Corp. (a)	992,165
37,238	Insmed, Inc. (a)	1,196,829
18,630	Intercept Pharmaceuticals, Inc. (a)	772,400
75,143	Ionis Pharmaceuticals, Inc. (a)	3,565,535
101,017	Iovance Biotherapeutics, Inc. (a)	3,325,480
223,863	Kadmon Holdings, Inc. (a)	877,543
21,409	Karuna Therapeutics, Inc. (a)	1,655,344
59,339	Kura Oncology, Inc. (a)	1,818,147
114,141	Magenta Therapeutics, Inc. (a)	776,159
165,838	Moderna, Inc. (a)	11,733,039
116,213	Molecular Templates, Inc. (a)	1,269,046
80,164	Nektar Therapeutics (a)	1,329,921
24,213	Neurocrine Biosciences, Inc. (a)	2,328,322
44,550	NexGel, Inc. (a) (b)	138
11,523	Novavax, Inc. (a)	1,248,517
144,434	NuCana plc (a) (d)	746,724
111,820	Ovid Therapeutics, Inc. (a)	641,847
374,819	Pieris Pharmaceuticals, Inc. (a)	775,875
23,821	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 06/08/21, exercise price $3.00) (a) (b)	5,479
11,911	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 06/08/21, exercise price $2.00) (a) (b)	5,360
59,160	Regeneron Pharmaceuticals, Inc. (a)	33,116,585
33,741	Sage Therapeutics, Inc. (a)	2,062,250
64,886	Sarepta Therapeutics, Inc. (a)	9,111,941
114,677	Seagen Inc. (a)	22,441,142
193,471	Sutro Biopharma, Inc. (a)	1,944,384
131,785	Trillium Therapeutics, Inc. (a) (c)	1,872,665
29,770	Ultragenyx Pharmaceutical, Inc. (a)	2,446,796
23,142	uniQure N.V. (a) (c)	852,320
20,511	United Therapeutics Corp. (a)	2,071,611
375,000	Vectivbio Holding AG (Restricted) (a) (b)	296,250
133,745	Vertex Pharmaceuticals, Inc. (a)	36,394,689
46,595	Xencor, Inc. (a)	1,807,420
23,842	Y-mAbs Therapeutics, Inc. (a)	915,294
11,502	Zai Lab Ltd. (a) (d)	956,621
28,012	Zymeworks, Inc. (a) (c)	1,304,799
		341,490,588
	Drug Discovery Technologies (a) - 0.0%
51,160	ImmunoGen, Inc.	184,176

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

SHARES	Health Care Equipment & Supplies (a) - 2.8%	VALUE
130,000	Cercacor Laboratories, Inc. (Restricted) (b)	$1,331,737
36,049	Guardant Health, Inc.	4,029,557
8,329	IDEXX Laboratories, Inc.	3,274,213
5,042	Inogen, Inc.	146,218
42,858	NovoCure Ltd.	4,770,524
		13,552,249
	Health Care Providers & Services (a) - 0.2%
148,148	InnovaCare, Inc. Escrow Shares (Restricted) (b)	105,467
5,822	Medpace Holdings, Inc.	650,609
		756,076
	Healthcare Services (a) - 0.3%
24,811	Syneos Health, Inc.	1,318,953
	Life Sciences Tools & Services - 6.4%
24,715	Adaptive Biotechnologies Corp. (a)	1,201,890
16,541	Bio-Techne Corp.	4,097,702
71,882	Illumina, Inc. (a)	22,217,289
31,134	PRA Health Sciences, Inc. (a)	3,158,233
		30,675,114
	Pharmaceuticals - 12.6%
20,403	Aerie Pharmaceuticals, Inc. (a)	240,143
63,808	Agios Pharmaceuticals, Inc. (a)	2,233,280
96,486	Aurinia Pharmaceuticals, Inc. (a) (c)	1,421,239
95,101	Avadel Pharmaceuticals plc (a) (d)	479,309
9,784	Axsome Therapeutics, Inc. (a)	697,110
18,008	Bristol-Myers Squibb Co.	1,085,702
399,550	Bristol-Myers Squibb Co., CVR 03/31/21 (a) (f)	898,989
165,330	Clearside Biomedical, Inc. (a)	254,608
29,100	Endo International plc (a) (c)	96,030
40,585	Heron Therapeutics, Inc. (a)	601,470
171,156	Horizon Therapeutics plc (a)	13,295,398
130,016	Immunomedics, Inc. (a)	11,055,260
34,082	Intra-Cellular Therapies, Inc. (a)	874,544
25,203	Jazz Pharmaceuticals plc (a)	3,593,696
4,060	Madrigal Pharmaceuticals, Inc. (a)	482,044
63,994	Milestone Pharmaceuticals, Inc. (a) (c)	468,436
27,127	Mirati Therapeutics, Inc. (a)	4,504,438
294,349	Mylan N.V. (a)	4,365,196
5,870	MyoKardia, Inc. (a)	800,257
24,881	Reata Pharmaceuticals, Inc. (a)	2,423,907
26,600	Revance Therapeutics, Inc. (a)	668,724
58,272	Sanofi (d)	2,923,506
34,880	Spectrum Pharmaceuticals, Inc. (a)	142,310
14,218	Tetraphase Pharmaceuticals, Inc. CVR (a) (b) (f)	2,844

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

SHARES	Pharmaceuticals - continued	VALUE
92,276	Theravance Biopharma, Inc. (a) (c)	$1,364,301
15,943	Tricida, Inc. (a)	144,444
1,766	Turning Point Therapeutics, Inc. (a)	154,278
929,053	Verona Pharma plc (a) (c)	779,222
199,669	Verona Pharma plc (a) (d)	1,245,935
371,622	Verona Pharma plc Warrants (expiration 04/27/22, exercise price $2.67) (a) (b) (c)	49,631
162,481	VYNE Therapeutics, Inc. (a)	269,718
189,946	Zogenix, Inc. (a)	3,405,732
		61,021,701
	TOTAL COMMON STOCKS AND WARRANTS (Cost $328,582,206)	448,998,857
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 1.0% of Net Assets
$4,966,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $4,966,000, 0.00%, dated 09/30/20, due 10/01/20 (collateralized by U.S. Treasury Note 2.75%, due 02/15/28, market value $5,065,405)	4,966,000
	TOTAL SHORT-TERM INVESTMENT (Cost $4,966,000)	4,966,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 98.2% (Cost $356,133,223)	474,585,858
INTERESTS	MILESTONE INTERESTS (Restricted) (a) (b) - 1.9% of Net Assets
	Biotechnology - 0.3%
1	Therachon Milestone Interest	1,515,794
	Health Care Equipment & Supplies - 0.0%
1	Therox Milestone Interest	3,407
	Pharmaceuticals - 1.6%
1	Afferent Milestone Interest	280,351
1	Ethismos Research Milestone Interest	0
1	Impact Biomedicines Milestone Interest	3,459,547
1	Neurovance Milestone Interest	3,971,493
		7,711,391
	TOTAL MILESTONE INTERESTS (Cost $4,994,233)	9,230,592

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)		CALL OPTION CONTRACTS PURCHASED - 0.0% of Net Assets	VALUE
87/3,045,000		Biogen, Inc. Mar21 350 Call	$156,600
		TOTAL CALL OPTION CONTRACTS PURCHASED (Premiums paid $173,308)	156,600
		CALL OPTION CONTRACTS WRITTEN - 0.0% of Net Assets
711/	(4,799,250)	Gilead Sciences, Inc. Oct20 67.5 Call	(12,087)
		TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $(68,127))	(12,087)
		TOTAL INVESTMENTS - 100.1% (Cost $361,232,637)	483,960,963
		OTHER LIABILITIES IN EXCESS OF ASSETS - (0.1)%	(390,587)
		NET ASSETS - 100%	$483,570,376

(a)  Non-income producing security.

(b)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(c)  Foreign security.

(d)  American Depository Receipt

(e)  A portion of security is pledged as collateral for call option written.

(f)  Contingent Value Right

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2020

ASSETS:
Investments, at value (cost $356,306,531)	$474,742,458
Milestone interests, at value (cost $4,994,233)	9,230,592
Total investments	483,973,050
Dividends and interest receivable	73,897
Prepaid expenses	26,952
Other assets (see Note 1)	91,662
Total assets	484,165,561
LIABILITIES:
Due to custodian	13,943
Accrued advisory fee	396,860
Accrued investor support service fees	20,420
Accrued shareholder reporting fees	29,111
Options written, at value (premium received $68,127)	12,087
Accrued other	122,764
Total liabilities	595,185
Commitments and Contingencies (see Notes 1 and 4)
NET ASSETS	$483,570,376
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 23,883,152 shares issued and outstanding	$238,832
Additional paid-in-capital	356,301,677
Total distributable earnings (loss)	127,029,867
Total net assets (equivalent to $20.25 per share based on 23,883,152 shares outstanding)	$483,570,376

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2020

INVESTMENT INCOME:
Dividend income (net of foreign tax of $14,258)	$3,226,831
Interest and other income	164,800
Total investment income	3,391,631
EXPENSES:
Advisory fees	4,476,344
Investor support service fees	225,317
Trustees' fees and expenses	129,119
Custodian fees	121,119
Administration fees	111,347
Auditing fees	108,860
Shareholder reporting	89,427
Legal fees	54,296
Transfer agent fees	53,345
Other (see Note 2)	137,149
Total expenses	5,506,323
Net investment loss	(2,114,692)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	35,254,149
Closed or expired option contracts written	425,868
Foreign currency transactions	(11,177)
Net realized gain	35,668,840
Net change in unrealized appreciation (depreciation) on:
Investments	87,203,515
Milestone interests	2,239,297
Option contracts written	56,040
Net change in unrealized appreciation (depreciation)	89,498,852
Net realized and unrealized gain (loss)	125,167,692
Net increase in net assets resulting from operations	$123,053,000

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2020	Year ended September 30, 2019
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,114,692)	($2,879,038)
Net realized gain	35,668,840	35,802,005
Change in net unrealized appreciation (depreciation)	89,498,852	(103,401,585)
Net increase (decrease) in net assets resulting from operations	123,053,000	(70,478,618)
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1):	(34,380,780)	(33,775,050)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (839,942 and 880,878 shares, respectively)	13,438,152	13,969,734
Fund shares repurchased (136,700 and 107,109 shares, respectively) (see Note 1)	(2,191,362)	(1,556,624)
Total capital share transactions	11,246,790	12,413,110
Net increase (decrease) in net assets	99,919,010	(91,840,558)
NET ASSETS:
Beginning of year	383,651,366	475,491,924
End of year	$483,570,376	$383,651,366

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2020	2019	2018		2017		2016
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$16.55	$21.22	$21.62		$20.00		$23.51
Net investment loss (1)	(0.09)	(0.13)	(0.16)		(0.18)		(0.19)
Net realized and unrealized gain (loss)	5.25	(3.06)	1.39		3.39		(0.47)
Total increase (decrease) from investment operations	5.16	(3.19)	1.23		3.21		(0.66)
Distributions to shareholders from:
Net investment income	—	(0.13)	(0.38	)(2)	(0.05	)(2)	—
Net realized capital gains	(1.47)	(1.36)	(1.25	)(2)	(1.54	)(2)	(2.85)
Total distributions	(1.47)	(1.49)	(1.63)		(1.59)		(2.85)
Increase resulting from shares repurchased (1)	0.01	0.01	—		—	(3)	—
Net asset value per share, end of year	$20.25	$16.55	$21.22		$21.62		$20.00
Per share market value, end of year	$17.58	$15.10	$20.42		$21.48		$18.73
Total investment return at market value	27.50%	(18.86%)	3.31%		24.26%		(4.66%)
Total investment return at net asset value	34.00%	(14.38%)	6.61%		17.12%		(2.52%)
RATIOS
Expenses to average net assets	1.22%	1.29%	1.25%		1.32%		1.27%
Net investment loss to average net assets	(0.47%)	(0.70%)	(0.81%)		(0.92%)		(0.92%)
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$484	$384	$475		$466		$415
Portfolio turnover rate	51.27%	43.78%	37.49%		43.08%		30.99%

(1)  Computed using average shares outstanding.

(2)  Amount previously presented incorrectly as solely distributions from net realized capital gains has been revised to reflect the proper classification.

(3)  Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (the Fund) is a Massachusetts business trust formed on February 20, 1992, and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on May 8, 1992. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2020, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The impact of the COVID-19 outbreak on the financial performance of the Fund's investments will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Fund's future investment results may be materially adversely affected.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern Time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of six private companies. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Afferent, Ethismos Research, Neurovance, Impact Biomedicines, Therachon and Therox's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2020:

Statement of Assets and Liabilities, Milestone interests, at value	$9,230,592
Statement of Assets and Liabilities, Total distributable earnings	$4,236,359
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	$2,239,297

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

The average number of outstanding call options written and options purchased for the year ended September 30, 2020 were 187 and 47, respectively.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Assets: Investments, at value	$156,600	Net realized gain (loss) on investments	($247,467)
			Change in unrealized appreciation (depreciation) on investments	$217,799
	Liabilities: Options written, at value	$12,087	Net realized gain (loss) on closed or expired option contracts written	$425,868
			Change in unrealized appreciation (depreciation) on option contracts written	$56,040

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in four private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2020 totaled $229,762,577 and $224,130,893, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2020, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2021. Prior to this renewal, in March 2019, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2020. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2020, the Fund repurchased 136,700 shares at a total cost of $2,191,362. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 11.70%.

During the year ended September 30, 2019, the Fund repurchased 107,109 shares at a total cost of $1,556,624. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 9.94%.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2020, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, passive foreign investment companies transactions, installment sale adjustments, premium amortization accruals, foreign currency gains and losses, book to tax difference due to merger and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2020, the Fund reclassified $626,143 from accumulated net realized gain on investment and $626,143 to undistributed net investment income for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2020 were as follows:

Cost of Investments for tax purposes	$367,547,664
Gross tax unrealized appreciation	$164,309,584
Gross tax unrealized depreciation	($47,896,285)
Net tax unrealized appreciation on investments	$116,413,299
Undistributed ordinary income	$10,378,400
Undistributed long-term capital gains	$238,169

The Fund has designated the distributions for its taxable years ended September 30, 2020 and 2019 as follows:

Distributions paid from:	2020	2019
Ordinary income (includes short-term capital gain)	$—	$3,015,898
Long-term capital gain	$34,380,780	$30,759,152

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2020, these payments amounted to $51,906 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended September 30, 2020, the total amount of transfers between Level 3 and Level 1 was $979,998. The investment was transferred due to an initial public offering and the value is being supported by the market price. There were no other transfers between levels.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

The following is a summary of the levels used as of September 30, 2020 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology	$—	$—	$15,928,255	$15,928,255
Health Care Equipment & Supplies	—	—	1,397,369	1,397,369
Pharmaceuticals	—	—	2,999,999	2,999,999
Convertible Notes
Biotechnology	—	—	295,378	295,378
Common Stocks and Warrants
Biotechnology	341,161,368	—	329,220	341,490,588
Drug Discovery Technologies	184,176	—	—	184,176
Health Care Equipment & Supplies	12,220,512	—	1,331,737	13,552,249
Health Care Providers & Services	650,609	—	105,467	756,076
Healthcare Services	1,318,953	—	—	1,318,953
Life Sciences Tools & Services	30,675,114	—	—	30,675,114
Pharmaceuticals	60,969,226	2,844	49,631	61,021,701
Short-term Investment	—	4,966,000	—	4,966,000
Milestone Interests
Biotechnology	—	—	1,515,794	1,515,794
Health Care Equipment & Supplies	—	—	3,407	3,407
Pharmaceuticals	—	—	7,711,391	7,711,391
Other Assets	—	—	91,662	91,662
Total	447,179,958	4,968,844	31,759,310	483,908,112
Other Financial Instruments
Assets
Call Options Contracts Purchased	$156,600	$—	$—	$156,600
Liabilities
Call Options Contracts Written	(12,087)	—	—	(12,087)
Total	$144,513	$—	$—	$144,513

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investment in securities	Balance as of September 30, 2019	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2020
Convertible Preferred and Warrants
Biotechnology	$8,100,496	($595,222)	$9,403,043	$—	($980,062)	$15,928,255
Health Care Equipment & Supplies	792,748	(41,757)	1,395,215	(748,837)	—	1,397,369
Pharmaceuticals	1,499,999	—	1,500,000	—	—	2,999,999
Convertible Notes
Biotechnology	597,977	(357,405)	54,806	—	—	295,378

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

Investment in securities	Balance as of September 30, 2019	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2020
Health Care Equipment & Supplies	$1,682,975	($1,337,196)	$—	($345,779)	$—	$—
Common Stocks and Warrants
Biotechnology	374,616	(41,740)	—	(3,656)	—	329,220
Health Care Equipment & Supplies	678,730	653,008	—	—	—	1,331,738
Health Care Providers & Services	1,359,525	(734,665)	135,770	(655,163)	—	105,467
Pharmaceuticals	822	48,809	—	—	—	49,631
Milestone Interests
Biotechnology	1,444,178	71,616	—	—	—	1,515,794
Health Care Equipment & Supplies	4,567	(2)	—	(1,158)	—	3,407
Pharmaceuticals	5,543,707	2,167,683	—	—	—	7,711,390
Other Assets	391,097	—	220,518	(519,953)	—	91,662
	$22,471,437	($166,871)	$12,709,352	($2,274,546)	($980,062)	$31,759,310
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2020						$2,338,504

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
Common Stock and Warrants	$1,414,200	Income approach, Black-Scholes	Discount for lack of marketability	20.00	%-50.00% (28.00%)
	105,467	Probability adjusted value	Probability of events Timing of events	20.00 1.25-3.25 (2.25) years	% (20.00%)
	296,388	Market approach	(a)	N/A
Convertible Preferred and Warrants	172,629	Probability adjusted value	Probability of events Timing of events	20.00 0.75 (0.75) years	% (20.00%)
	6,973,036	Market approach	(a)	N/A
	13,179,958	Recent transaction	(b)	N/A
Convertible Notes	295,378	Probability adjusted value	Probability of events Timing of events	0.00 0.50-15.75 (2.70) years	%-99.00% (35.13%)
Milestones	9,230,592	Probability adjusted value	Probability of events Timing of events	10.00 0.50-16.50 (3.96) years	%-100.00% (61.54%)
	0	Market approach	(a)	N/A
Other Assets	91,662	Probability adjusted value	Probability of events Timing of events	20.00 0.50-7.00 (0.54) years	%-95.00% (20.47%)
	$31,759,310

(a)  There is no quantitative information to provide as this method of measure is investment specific.

(b)  The valuation technique used as a basis to approximate fair value of these investments is based on subsequent financing rounds.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

(4) Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 7% of the Fund's net assets at September 30, 2020.

At September 30, 2020, the Fund had a commitment of $5,417,702 relating to additional investments in five private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2020. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Afferent Milestone Interest	07/27/16	$161,872	$280,351.00		$280,351
Amphivena Therapeutics, Inc.
Series B Cvt. Pfd	07/17/17	2,101,222	15.00		2,100,000
Series C Cvt. Pfd	12/10/18	808,848	3.59		808,848
Arkuda Therapeutics, Inc. Series A Cvt. Pfd	05/16/19, 04/02/20	2,018,184	2.38		2,018,184
Cercacor Laboratories, Inc. Common	03/31/98†	0	10.24		1,331,737
Curasen Therapeutics, Inc. Series A Cvt. Pfd	09/18/18, 01/07/20	2,999,999	1.10		2,999,999
Decipher Biosciences, Inc.
Series II Cvt. Pfd	03/29/19	1,846,969	2.17		865,395
Series III Cvt. Pfd	03/29/19	417,862	2.17		860,333
Series IV Cvt. Pfd	05/14/20	66,532	2.17		66,532
Dynacure
Series C Cvt. Pfd	04/21/20	1,433,840	24.88		1,547,622
Series C Warrants (expiration 04/21/25)	04/21/20	0	0.00		0
Ethismos Research Milestone Interest	10/31/17	0	0.00		0
Hotspot Therapeutics, Inc. Series B Cvt. Pfd	04/22/20	1,550,002	2.40		1,550,002
Impact Biomedicines Milestone Interest	07/20/10	0	3,459,547.00		3,459,547
InnovaCare, Inc. Escrow Shares Common	12/21/12†	95,673	0.71		105,467
Invetx, Inc. Series A Cvt. Pfd	08/06/20	1,550,000	0.48		1,550,000
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20†	1,394,759	3.85		1,397,369
Neurovance Milestone Interest	03/20/17	3,417,500	3,971,493.00		3,971,493
Oculis SA, Series B2 Cvt. Pfd	01/16/19	990,902	9.04		1,064,007
Rainier Therapeutics, Inc.
Series A Cvt. Pfd	01/19/16, 10/24/16	750,652	0.00	††	115
Series B Cvt. Pfd	03/03/17	500,091	0.00	††	67
Cvt. Promissory Notes	01/30/19	189,675	0.00		0
Cvt. Promissory Notes	03/28/19	189,675	0.00		0
Cvt. Promissory Notes	07/16/19	218,635	108.05		236,223
Cvt. Promissory Notes	10/07/19	54,751	108.05		59,155
Rallybio Holdings, LLC Series B Cvt. Pfd	03/27/20	3,105,343	1.39		3,100,044
Therachon Milestone Interest	07/01/19	1,409,779	1,515,794.00		1,515,794
Therox Milestone Interest	06/18/19	5,082	3,407.00		3,407
Vectivbio Holding AG
Common	07/01/19†	292,594	0.79		296,250
Series A2 Cvt. Pfd	09/02/20	397,076	1.15		397,106
		$27,967,517			$31,585,047

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

  ††  Carrying value per unit is greater than $0.00 but less than $0.01.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Tekla Life Sciences Investors:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tekla Life Sciences Investors (the "Fund"), including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2020

We have served as the auditor of one or more Tekla investment companies since 2004.

TEKLA LIFE SCIENCES INVESTORS

TRUSTEES

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Portfolios in Fund Complex Overseen by Trustee
Jeffrey A. Bailey, Born: 4/1962	Trustee since 2020	4
CEO, IlluminOss Inc. (2018-2020); Board Chairman, Aileron Therapeutics Inc. (since 2018); Director, Madison Vaccines, Inc. (since 2018); Director, BioDelivery Systems, Inc. (since 2020).
Rakesh K. Jain, Ph.D., Born: 12/1950	Trustee since 2007	4

Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (2012-2018).

Thomas M. Kent, CPA, Born: 6/1953	Trustee since 2017	4
Director, Principal Global Investors Trust Co. (since 2014); Trustee, Thayer Academy (2009-2018); Director, New England Canada Business Council (since 2017).
Oleg M. Pohotsky, M.B.A., J.D., Born: 3/1947	Trustee since 2000 Chairman since 2012	4

Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, AvangardCo Investments Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).

William S. Reardon, M.B.A., Born: 6/1946	Trustee since 2010	4
Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (2002-2019); Director, Synta Pharmaceuticals, Inc. (2004-2016).
Lucinda H. Stebbins, M.B.A., CPA, Born: 11/1945	Trustee since 2006	4
Independent Consultant, Deutsche Bank (2004-2015); Director, Solstice Home Care, Inc. (since 2014); Director, The Pointe at Pelican Bay (since 2019).

INTERESTED TRUSTEE

Daniel R. Omstead, Ph.D.[3], Born: 7/1953	President since 2001 Trustee since 2003	4

President of the Fund (since 2001), Tekla Healthcare Investors (HQH) (since 2001), Tekla Healthcare Opportunities Fund (THQ) (since 2014), Tekla World Healthcare Fund (THW) (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: Palyon Medical Corporation (2009-2015); IlluminOss Medical, Inc. (2011-2020); Magellan Diagnostics, Inc.(2006-2016); Dynex Corporation (2011-2017); Insightra Medical, Inc. (2015-2016); Neurovance, Inc. (2015-2017); EBI Life Sciences, Inc. (2015-2017); Euthymics Biosciences, Inc. (2015-2017); Veniti, Inc. (2015-2018); Joslin Diabetes Center (2016-2019) Decipher Biosciences Inc. (2016-2018).

1  The Address for each Trustee is: c/o Tekla Life Sciences Investors, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA LIFE SCIENCES INVESTORS

OFFICERS

Name, Address[1], Date of Birth, Principal Occupation(s) During Past 5 Years	Position(s) Held with Fund, Term of Office[2] and Length of Time Served
Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2001
President of the Fund, HQH (since 2001), THQ (since 2014), THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002).
Laura Woodward, CPA, Born: 11/1968	Chief Compliance Officer, Secretary and Treasurer since 2009

Chief Compliance Officer, Secretary and Treasurer of the Fund, HQH (since 2009), THQ (since 2014), THW (since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: c/o Tekla Life Sciences Investors; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA LIFE SCIENCES INVESTORS

ANNUAL MEETING REPORT: An Annual Meeting of Shareholders was held on June 11, 2020. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Oleg M. Pohotsky, M.B.A., J.D.	19,451,383	875,898
William S. Reardon, M.B.A.	19,511,502	815,779

Oleg M. Pohotsky, M.B.A., J.D. and William S. Reardon, M.B.A. were elected to serve until the 2023 Annual Meeting.

Trustees serving until the 2021 Annual Meeting are Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins, M.B.A., CPA.

Trustees serving until the 2022 Annual Meeting are Rakesh K. Jain, Ph.D., Thomas M. Kent, CPA.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2020 by the following votes:

For	Against/ Withhold	Abstain
19,843,067	261,930	222,283

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2020. In February 2021, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

Under Section 854(b)(2) of the Code, the Fund designated $3,213,749 as qualified dividends for the year ended September 30, 2020.

TEKLA LIFE SCIENCES INVESTORS

DISTRIBUTION POLICY: The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2020, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2021.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Christian M. Richard, M.B.A., M.S., Henry Skinner, Ph. D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

The following information in this annual report is a summary of certain information about the Fund and changes since September 30, 2019. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective and Policies

There have been no changes in the Fund's investment objective and policies since September 30, 2019 that have not been approved by shareholders.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of equity and related securities (including securities subject to legal or contractual restrictions on resale) of U.S. and foreign companies principally engaged in the development, production or distribution of products or services related to scientific advances in life sciences (including biotechnology, pharmaceuticals, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices, supplies and other healthcare-related subsectors), agriculture and environmental management ("Life Sciences Companies").

In an effort to achieve its investment objective, the Fund will invest primarily in securities of U.S. and foreign companies that are generally believed by the Investment Adviser to have significant potential for above-average, long-term growth in revenues and earnings. The Investment Adviser expects that such companies generally will possess some or all of the following characteristics, in the Investment Adviser's judgment: current or anticipated strong market position for their services or products, experienced business management, recognized technological expertise and the ability either to generate funds internally to finance growth or to secure outside sources of capital. For companies with earnings, the Investment Adviser generally will attempt to invest in securities that sell at price-earnings ratios or at multiples of underlying asset or potential values which, have upside potential.

The Fund may invest in securities of emerging growth Life Sciences Companies which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The Fund also may invest in securities of large, well-known companies with existing products in the life sciences industries that are believed by the Investment Adviser to be undervalued in relation to their long-term growth potential or asset value.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

The Fund also may invest up to 40% of its net assets in venture capital and other securities that are subject to legal or contractual restrictions on resale ("Restricted Securities").

The Fund also may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers traded in foreign markets ("Foreign Securities"). The Fund may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities.

Under normal market conditions, the Fund expects to invest at least 80% of its net assets in securities of Life Sciences Companies. This policy may not be changed without 60 days' prior notice to the Fund's shareholders (the "Shareholders"). The Fund is required, except for temporary defensive purposes, to invest at least 25% of its net assets in such companies. For purposes of satisfying the foregoing requirements, a company will be deemed to be a Life Sciences Company if, at the time the Fund makes an investment therein, 50% or more of such company's sales, earnings efforts or assets arise from or are dedicated to, or are expected to arise from or be dedicated to, the application of scientific advances related to healthcare, agriculture or environmental management, as the case may be. Determinations as to whether a company is a Life Sciences Company will be made by the Investment Adviser in its discretion.

The equity and related securities in which the Fund may invest consist of common stock of Life Sciences Companies and, to a lesser extent, of preferred stock, convertible debt, limited partnership interests and warrants or other rights to acquire common or preferred stocks of such companies. The Fund's investments in venture capital opportunities, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies (see "Risk Factors"), if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

Changes to Risk Factors

The following information is a summary of certain changes to the Risk Factors since September 30, 2019 and may not reflect all of the changes that have occurred since you purchased this Fund: The Fund added the Risk Factor "Special Purpose Acquisition Company Risk" to address the risks associated with investments in Special Purpose Acquisition Companies ("SPAC").

Risk Factors

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following Risk Factors and special considerations associated with investing in the Fund's shares.

Portfolio Market Risk. As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. The price of an equity security of an issuer may be

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. As a result, the value of an investment in the Fund's shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and foreign governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 outbreak,

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

persists for an extended period of time. The value of the Fund's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Security Market Risk—Discount to NAV. Market price risk is a risk separate and distinct from the risk that the Fund's NAV will decrease. The Fund's shares have traded in the market below NAV per share (a discount), at NAV per share and above NAV per share (premium) since the commencement of the Fund's operations. There can be no assurance that the Fund's shares will trade at a premium in the future or that any such premium will be sustainable. The Fund cannot predict whether the shares will trade in the future at, above or below their NAV.

Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than "diversified" funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Life Sciences Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Life Sciences Industries. Under normal market conditions, the Fund expects to invest at least 80% of its net assets in securities of Life Sciences Companies. This policy may not be changed without 60 days' prior written notice to Shareholders. The Fund will not have less than 25% of its net assets invested in Life Sciences Companies. As a result, the Fund's portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the life sciences industries than a portfolio of companies representing a larger number of industries. As a result of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments.

Life Sciences Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the Food and Drug Administration (the "FDA"), U.S. Department of Agriculture and other U.S. and non U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life Sciences Companies can be highly dependent on the strength of patents, trademarks and other intellectual prop-

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

erty rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of Life Sciences Companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by Life Sciences Companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by national governments, state or provincial governments, international organizations and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by Life Sciences Companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Life Sciences Companies.

Certain Life Sciences Companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

All of these factors as well as others may cause the value of the Fund's shares to fluctuate significantly over relatively short periods of time.

Risks Associated with Regulatory and Policy Changes. In March 2010, the ACA was enacted, which helped extend healthcare coverage to millions of uninsured Americans. Many of the ACA's most significant reforms, such as the establishment of state-based and federally facilitated insurance exchanges that provide a marketplace for eligible individuals and small employers to purchase health care insurance, continue to evolve. Potential changes to the ACA or future changes to broader U.S. healthcare policy could affect the Fund and its investments over the next several years. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Fund invests in.

Investment in Emerging Growth Companies. The Fund may invest in equity securities of emerging growth Life Sciences Companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

Liquidity of Portfolio Investments. The Fund may invest in securities that are traded in the over-the-counter markets or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements or that are not traded in any market. An investment in such securities may have limited liquidity, and the Fund may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Fund may invest up to 40% of its net assets in Restricted Securities, which by their terms are illiquid. In many cases, Restricted Securities in which the Fund may invest cannot be sold except in a public offering registered under the Securities Act of 1933, as amended, pursuant to an exemption from the Securities Act or in compliance with applicable Securities and Exchange Commission regulations.

Venture Capital Investments Risk. The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-on" capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

Restricted Securities and Valuation Risk. Some of the Fund's investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund's portfolio, such Restricted Securities in the Fund's portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Fund makes.

Foreign Securities Risk. The Fund may invest up to 20% of its net assets in Foreign Securities. Foreign Securities involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign Securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Fund's existing portfolio management team in the area of Healthcare Companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Concentration of Investments. The Fund may from time to time concentrate its investments in a few issuers and take large positions in those issuers. As a result, the Fund may be subject to a greater risk of loss than an investment company that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's NAV reflecting fluctuation in the value of its large holdings. The Fund may make investments in any company with the objective of controlling or influencing the management and policies of that company. Investing for the purpose of controlling or influencing the management and policies of a company could potentially make the Fund less diversified and more susceptible to declines in the value of the company's stock. The Investment Adviser may seek a control

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

position in private venture capital investments where the Investment Adviser believes its knowledge and experience will be of significant benefit to the invested company and, therefore, to the Fund's investment. The Investment Adviser expects to seek control in public companies only occasionally and most often in companies with a small capitalization.

Anti-Takeover Provisions Risk. The Fund's Declaration of Trust ("Declaration of Trust"), dated February 20, 1992, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Fund, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered "anti-takeover" provisions.

Related Party Transactions Risk. The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Fund may be subject to certain potential conflicts of interest. Although the Fund has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Life Sciences Companies and the life sciences industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Fund in Restricted Securities under certain conditions. The Fund also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Fund have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Fund from engaging in certain transactions involving its "affiliates," including, among others, the Fund's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Fund. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Fund from making certain investments and no assurance can be given that any exemptive order sought by the Fund will be granted.

The Investment Adviser's investment team is responsible for managing the Fund as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

Special Purpose Acquisition Company Risk. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity's shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

TEKLA LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Jeffrey A. Bailey
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, M.B.A.
Lucinda H. Stebbins, M.B.A., CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.teklacap.com) or by calling

617-772-8500

Item 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item.

(c)	During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)	During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)	Not applicable.

(f)	A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR. Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110, 617-772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is William S. Reardon. He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $102,696 for the fiscal year ended September 30, 2020 and $99,704 for the fiscal year ended September 30, 2019.

(b)	Audit Related Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,830 for the fiscal year ended September 30, 2020 and $5,660 for the fiscal year ended September 30, 2019. The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)	All Other Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)       None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All services described in paragraphs (b) though (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)	Not applicable.

(g)	None.

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Lucinda H. Stebbins, Thomas M. Kent, and William S. Reardon.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•	the name of the issuer;

•	the exchange ticker symbol, if available;

•	the CUSIP number, if available;

•	the shareholder meeting date;

•	a brief identification of the matter voted on;

•	whether the matter was proposed by the issuer or a security holder;

•	whether TCM cast its vote on the matter;

•	how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•	whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence);and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards. TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel. Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•	TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•	TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•	TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•	TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•	TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of December 4, 2020, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D. and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Registrant. Dr. Omstead exercises ultimate decision making authority with respect to investments. Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Healthcare Opportunities Fund (“THQ”) and Tekla World Healthcare Fund (“THW”). The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, THQ and THW.

Jason C. Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Timothy Gasperoni, M.B.A., Ph.D. is Senior Vice President, Research of the investment adviser. He was previously a Senior Analyst and Founding Member of Sabby Capital.  He joined TCM in 2015.

Henry Skinner, Ph.D. is Senior Vice President, Venture of the investment adviser. He was previously Vice President and Deputy Head and Managing Director of the Novartis Venture Fund. He joined TCM in October 2017.

Ashton L. Wilson is Senior Vice President of the investment adviser. He was previously a Vice President in equity derivative trading at Goldman Sachs and Co. and was an equity derivative trader at Bank of America Merrill Lynch. He joined TCM in 2018.

Christopher Abbott is Vice President, Research of the investment adviser. Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined TCM in 2016.

Robert Benson is Senior Analyst, Research of the investment adviser. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined TCM in 2016.

Richard Goss is Senior Analyst of the investment adviser. Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined TCM in 2018.

Jack Liu, M.B.A., Ph.D. is Senior Analyst of the investment adviser. He was previously a Research Analyst at Weatherbie Capital. He joined TCM in 2019.

Loretta Tse, Ph.D. is Senior Analyst, Venture of the investment adviser. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined TCM in 2015.

  (a) (2)     The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,665 million	0	0	0	0
Jason C. Akus	3	$2,665 million	0	0	0	0
Timothy Gasperoni	3	$2,665 million	0	0	0	0
Henry Skinner	3	$2,665 million	0	0	0	0
Ashton L. Wilson	3	$2,665 million	0	0	0	0
Christopher Abbott	3	$2,665 million	0	0	0	0
Robert Benson	3	$2,665 million	0	0	0	0
Richard Goss	3	$2,665 million	0	0	0	0
Jack Liu	3	$2,665 million	0	0	0	0
Loretta Tse	3	$2,665 million	0	0	0	0

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities. In addition to managing the Registrant, HQH, THQ and THW, Dr. Omstead is the President of the investment adviser of the Registrant. Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest. The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a) (3)    As of September 30, 2020, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation. The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation. Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 50% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indicies and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a) (4)    As of September 30, 2020, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	over $1,000,000
Jason C. Akus	none
Timothy Gasperoni	none
Henry Skinner	none
Ashton L. Wilson	none
Christopher Abbott	none
Robert Benson	none
Richard Goss	none
Jack Liu	none
Loretta Tse	none

(b) N/A.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)		(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2019 — Oct. 31, 2019)					2,781,589
Month #2 (Nov. 1, 2019 — Nov. 30, 2019)	91,683		$16.71	91,683	2,689,906
Month #3 (Dec. 1, 2019 — Dec. 31, 2019)					2,689,906
Month #4 (Jan. 1, 2020 — Jan. 31, 2020)					2,689,906
Month #5 (Feb. 1, 2020 — Feb. 29, 2020)	20,294		$15.73	20,294	2,669,612
Month #6 (Mar. 1, 2020 — Mar. 31, 2020)	33,023	(2)	$13.55	24,723	2,644,889
Month #7 (Apr. 1, 2020 — Apr. 30, 2020)					2,644,889
Month #8 (May 1, 2020 — May 31, 2020)	5,950	(2)	$17.74		2,644,889
Month #9 (June 1, 2020 — June 30, 2020)					2,644,889
Month #10 (Jul. 1, 2020 — Jul. 31, 2020)					2,839,946
Month #11 (Aug. 1, 2020 — Aug. 31, 2020)					2,839,946
Month #12 (Sep. 1, 2020 — Sep. 30, 2020)					2,839,946
Total	150,950		$15.93	136,700

(1)	On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 21, 2019, the Trustees approved the renewal of the share repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2020. On March 19, 2020, the Trustees approved the renewal of the share repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2021.

(2)	8,300 shares were purchased in Month #6 and 5,950 shares were purchased in Month #8 by Daniel R. Omstead in the open market. Dr. Omstead is a director of the Registrant and a controlling person of the Registrant’s investment adviser. Accordingly, Dr. Omstead may be deemed an “affiliated purchaser” of the Registrant’s shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a) (2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a) (3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 4).

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/4/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/4/20

* Print the name and title of each signing officer under his or her signature.